ORCHID ISLAND CAPITAL ANNOUNCES
JUNE 2022 MONTHLY DIVIDEND AND MAY

31, 2022 RMBS PORTFOLIO
CHARACTERISTICS
●
June 2022 Monthly Dividend of $0.045 Per Share of Common Stock
●
RMBS Portfolio Characteristics as of May 31, 2022
●
Next Dividend Announcement Expected July 13, 2022
Vero

Beach, Fla., June 14, 2022 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors

of the

Company (the

“Board”) declared

a monthly

cash dividend

for the

month of

June 2022.

The dividend

of
$0.045 per share

will be paid

July 27, 2022,

to holders of

record of the

Company’s common

stock on June

30, 2022, with

an
ex-dividend date of June 29, 2022. The Company plans on announcing its next common stock dividend on July 13, 2022.
The Company intends to make

regular monthly cash distributions

to its holders of common stock.

In order to qualify as a

real
estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of
its REIT

taxable income,

determined without

regard to

the deduction

for dividends

paid and

excluding any

net capital

gain.
The Company

will be subject

to income

tax on taxable

income that is

not distributed

and to an

excise tax to

the extent that

a
certain percentage

of its

taxable income

is not

distributed by

specified dates.

The Company

has not

established a

minimum
distribution payment level and is not assured of its ability to make distributions to stockholders in the future.
As of June 14, 2022, May 31, 2022 and March 31, 2022, the Company had 177,117,186

shares of common stock outstanding.

RMBS Portfolio Characteristics
Details of the RMBS

portfolio as of

May 31, 2022

are presented below.

These figures are

preliminary and subject

to change.
The information contained herein is an intra-quarter update created by the Company based upon information that the Company
believes is accurate:

●
RMBS Valuation

Characteristics
● RMBS Assets by Agency
●
Investment Company Act of 1940 (Whole Pool) Test

Results
● Repurchase Agreement Exposure by Counterparty
● RMBS Risk Measures
About Orchid Island Capital, Inc.
Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment
strategy focuses on, and

our portfolio consists of,

two categories of Agency

RMBS: (i) traditional pass-through

Agency RMBS,
such

as

mortgage

pass-through

certificates

and

collateralized

mortgage

obligations

issued

by

Fannie

Mae,

Freddie

Mac

or
Ginnie Mae, and (ii)

structured Agency RMBS. The

Company is managed by

Bimini Advisors, LLC, a

registered investment
adviser with the Securities and Exchange Commission.
Forward-Looking Statements
This press release contains

forward-looking statements within

the meaning of

the Private Securities Litigation

Reform Act of
1995 and other

federal securities laws. These

forward-looking statements

include, but are not

limited to, statements about

the
Company’s distributions

.

These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements

are not guaranteed

to occur.

Investors should not place

undue reliance upon forward-looking

statements.

For further

discussion of

the factors

that could

affect outcomes,

please refer

to the

“Risk Factors”

section of

the Company’s
Annual Report on Form 10-K for the fiscal year ended December 31,

2021.

RMBS Valuation Characteristics
($ in thousands)
Realized Realized
May 2022 Mar - May Modeled Modeled
Net Weighted CPR 2022 CPR Interest Interest
% Weighted Average (1-Month) (3-Month) Rate Rate
Current Fair of Current Average Maturity (Reported (Reported Sensitivity Sensitivity
Type Face Value Portfolio Price Coupon GWAC Age (Months) in Jun) in Jun) (-50 BPS)
(1)
(+50 BPS)
(1)
Pass Through RMBS
15yr 2.5 $ 419 $ 432 0.01% $ 103.01 4.00% 4.54%

49

131

0.8% 0.8% $ 7 $ (7)
15yr TBA 175,000 175,697 4.17% 100.40 3.50% 2,950 (3,310)
15yr Total 175,419 176,129 4.18% 100.40 3.50% 4.54%

49

131

0.8% 0.8% 2,957 (3,317)
30yr 3.0 3,500,185 3,363,833 79.75% 96.10 3.00% 3.47%

14

344

8.1% 7.5% 106,826 (112,329)
30yr 3.5 230,994 230,669 5.47% 99.86 3.50% 4.03%

27

325

14.2% 14.1% 6,331 (6,645)
30yr 4.0 270,277 272,437 6.46% 100.80 4.00% 4.71%

12

347

7.8% 26.8% 5,928 (6,852)
30yr Total 4,001,456 3,866,939 91.67% 96.64 3.10% 3.58%

14

343

8.5% 8.4% 119,085 (125,826)
Total Pass Through

RMBS
4,176,875 4,043,068 95.85% 96.80 3.11% 3.62%

16

334

8.5% 8.4% 122,042 (129,143)
Structured RMBS
IO 20yr 3.0 335,999 40,141 0.95% 11.95 3.00% 3.69%

71

162

12.3% 16.4% (595) 299
IO 20yr 4.0 12,205 1,485 0.04% 12.17 4.00% 4.57%

125

108

13.8% 16.0% - (2)
IO 30yr 3.0 42,190 6,859 0.16% 16.26 3.00% 3.69%

35

318

10.4% 13.7% (249) 181
IO 30yr 3.5 510,044 97,678 2.32% 19.15 3.50% 4.01%

54

297

11.5% 14.1% (2,522) 1,738
IO 30yr 4.0 151,311 26,628 0.63% 17.60 4.00% 4.55%

73

278

18.2% 21.3% (1,071) 890
IO 30yr 4.5 4,261 761 0.02% 17.86 4.50% 4.99%

143

204

14.6% 18.6% (22) 17
IO 30yr 5.0 2,367 427 0.01% 18.03 5.00% 5.36%

143

204

4.8% 18.5% (15) 12
IO Total 1,058,377 173,979 4.12% 16.44 3.41% 3.99%

63

250

12.7% 15.9% (4,474) 3,135
IIO 30yr 4.0 35,321 1,162 0.03% 3.29 3.40% 4.40%

57

294

0.6% 9.6% 217 (230)
Total Structured

RMBS
1,093,698 175,141 4.15% 16.01 3.41% 4.00%

62

251

12.3% 15.7% (4,257) 2,905
Total Mortgage Assets $ 5,270,573 $ 4,218,209 100.00% 3.17% 3.70%

25

317

9.3% 10.0% $ 117,785 $ (126,238)
Interest Interest
Average Hedge Rate Rate
Notional Period Sensitivity Sensitivity
Hedge Balance End (-50 BPS)
(1)
(+50 BPS)
(1)
5-Year Treasury

Future
(2)
$ (1,194,000) Sep-2022 $ (27,336) $ 26,775
10-Year Treasury

Ultra
(3)
(270,000) Sep-2022 (15,009) 14,116
TBA (1,400,000) Jul-2028 (38,357) 37,016
Swaps (175,000) Jul-2022 (5,868) 6,055
Swaptions (777,800) Mar-2023 (12,242) 11,918

Hedge Total $ (3,816,800) $ (98,812) $ 95,880
Rate Shock Grand Total $ 18,973 $ (30,358)
(1)
Modeled results from

Citigroup Global Markets

Inc. Yield

Book. Interest rate

shocks assume instantaneous

parallel shifts and

horizon prices are

calculated assuming
constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.
(2)
Five-year Treasury futures contracts were valued

at prices of $112.95 at May 31, 2022.

The market value of the short position was $1,348.6 million.
(3)
Ten-year Treasury

Ultra futures contracts were valued at prices of $128.48 at May 31, 2022.

The market value of the short position was $346.9 million.
RMBS Assets by Agency Investment Company Act of 1940 Whole Pool Test
($ in thousands) ($ in thousands)
Percentage Percentage
Fair of Fair of
Asset Category Value Portfolio Asset Category Value Portfolio
As of May 31, 2022 As of May 31, 2022
Fannie Mae $ 2,850,250 70.5% Non-Whole Pool Assets $ 239,763 5.9%
Freddie Mac 1,192,260 29.5% Whole Pool Assets 3,802,747 94.1%
Total Mortgage Assets $ 4,042,510 100.0% Total Mortgage Assets $ 4,042,510 100.0%

Borrowings By Counterparty
($ in thousands)
Weighted Weighted
% of Average Average
Total Total Repo Maturity Longest
As of May 31, 2022 Borrowings Debt Rate in Days Maturity
J.P.

Morgan Securities LLC
$ 372,441 9.8% 0.71% 13 7/25/2022
ABN AMRO Bank N.V. 335,617 8.6% 0.84% 36 7/14/2022
Merrill Lynch, Pierce, Fenner & Smith 325,745 8.4% 0.95% 36 7/13/2022
Mitsubishi UFJ Securities (USA), Inc 314,666 8.1% 1.15% 32 7/28/2022
Mirae Asset Securities (USA) Inc. 295,186 7.6% 0.87% 77 11/18/2022
Cantor Fitzgerald & Co 256,377 6.6% 0.96% 38 8/23/2022
RBC Capital Markets, LLC 232,284 6.0% 0.89% 38 7/27/2022
ING Financial Markets LLC 206,841 5.3% 0.86% 3 6/3/2022
Goldman, Sachs & Co. 201,626 5.2% 1.10% 25 6/27/2022
ASL Capital Markets Inc. 186,177 4.8% 0.89% 17 6/21/2022
Santander Bank, N.A. 180,243 4.6% 0.97% 35 7/25/2022
Daiwa Capital Markets America Inc. 151,289 3.9% 0.73% 16 6/16/2022
ED&F Man Capital Markets Inc 151,112 3.9% 1.02% 50 7/25/2022
Wells Fargo Bank, N.A. 125,542 3.2% 0.81% 31 7/21/2022
Citigroup Global Markets Inc 121,265 3.1% 1.05% 37 7/18/2022
BMO Capital Markets Corp. 116,662 3.0% 1.17% 47 7/18/2022
Nomura Securities International, Inc. 88,988 2.3% 0.90% 17 6/17/2022
Austin Atlantic Asset Management Co. 86,789 2.2% 0.89% 1 6/1/2022
South Street Securities, LLC 60,672 1.6% 1.17% 48 7/18/2022
Lucid Cash Fund USG, LLC 44,112 1.1% 0.99% 9 6/9/2022
StoneX Financial Inc. 24,010 0.6% 0.89% 16 6/16/2022
Mizuho Securities USA, Inc 3,677 0.1% 1.29% 10 6/10/2022
Total Borrowings $ 3,881,321 100.0% 0.93% 32 11/18/2022
Contact:
Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero

Beach, Florida 32963
Telephone: (772)

231-1400